Exhibit 99.2

RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in ALS

RESCUEALS

Steve Vucic PhD, DSc, FRACP, FAHMS[1], Parvathi Menon PhD, FRACP[1], William Huynh PhD, FRACP[2], Colin Mahoney, PhD, MB, MRCPI[2], Karen S. Ho, PhD MSc[3], Austin Rynders, RN[3], Jacob Evan[3], Jeremy Evan, PA-C[3], Robert Glanzman, MD FAAN[3], Michael T. Hotchkin[3], Matthew C. Kiernan PhD, DSc, MBBS, FRACP, FAHMS
[1]Concord Repatriation General Hospital, University of Sydney, Australia; [2]Brain and Mind Centre, University of Sydney, Australia; [3]Clene Nanomedicine, Salt Lake City, UT, USA

CONCLUSION: RESCUE-ALS has established safety and suggested efficacy of CNM-Au8, a cellular energetic catalyst, for the treatment of ALS

Design Scheme


36-Week Blinded Treatment Period with Long-Term Open-Label Extension
Baseline
Wk12
Wk24
Wk36
Wk48
Wk60
Wk72
Wk84
Wk96
Wk108+
Screening (4-weeks)
Double-Blind Period
Long-Term Open Label Extension

Design Summary

- Early symptomatic ALS
- Randomized (1:1, CNM-Au8 30 mg or placebo)
- 36-week treatment period with open label extension
- 1st EP: MUNIX(4) summed %change of ADM, APB, BB, & TA
- 2nd EPs: absolute MUNIX change, % FVC
- Exploratory EPs: disease progression, 6-pt decline in ALSFRS-R, ALSSQOL-SF, & other neurophysiology endpoints

Baseline Demographics

Baseline Value mean (sd)	Age (yrs)	Sex n, (%) Male | Female	Onset Site n, (%) Limb | Bulbar	Months from Onset	FVC (% pred.)	ALSFRS-R Score	ENCALS Risk Profile[1]	MUNIX Sum
All (n=45)	59.1 (12.3)	M: 26 (58%) F: 19 (42%)	L: 33 (73%) B: 12 (27%)	15.8 (9.3)	81.5 (16.7)	38.7 (6.0)	-4.4 (1.8)	378.2 (175.3)
CNM-Au8 30mg (n=23)	57.0 (13.3)	M: 13 (57%) F: 10 (43%)	L: 16 (70%) B: 7 (30%)	15.5 (7.6)	84.5 (18.3)	38.6 (6.6)	-4.6 (1.7)	380.2 (198.0)
Placebo (n=22)	61.3 (10.9)	M: 13 (59%) F: 9 (41%)	L: 17 (77%) B: 5 (23%)	16.1 (10.9)	78.2 (14.5)	38.8 (5.4)	-4.2 (1.8)	376.2 (152.7)

Safety Summary

- No CNM-Au8 related SAEs, drug discontinuations, or adverse event (AE) imbalance by system organ class.
- AEs predominantly mild-to-moderate & transient.
- The AEs most commonly associated with CNM-Au8 included aspiration pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2.

1° Endpoint | Summated MUNIX Change at Week 36

Summated MUNIX Percent Change from Baseline to Week 36
ITT Population & Limb Onset Subset
LS Mean (SE)


All Randomized
Week-36 LS Mean
(ITT Population)
Limb Onset Only
Week-36 LS Mean
(ITT, Limb Onset Subset)
MUNIX(4) Sum Percent (%) Change (LS Mean)
(Sum of MUNIX Values for ADM, APB, BB, TA)
0
-20
-40
-60
+45%
7.7 (CI -11.9, 27.3)
p = 0.430
20.0 (CI -2.2, 44.0)
p = 0.0741
CNM-Au8 30mg ITT
Placebo ITT
CNM-Au8 30mg Limb Onset
Placebo Limb Onset
n = 23
n = 22
n = 16
n = 17

Summated MUNIX Percent Change from Baseline Placebo Only Decline to Week 36
(Limb Onset vs. Bulbar Onset)
LS Mean Change (SE)


Summated MUNIX Percent (%) Change from BL
(Sum of MUNIX Values for ADM, APB, BB, TA)
LS Mean Change to Wk 36
20
0
-20
-40
-60
Placebo
Bulbar Onset
Placebo
Limb Onset

2° EP | FVC Change at Week 36

FVC (% predicted) Change from Baseline to Week 36
ITT Population & Limb Onset Subset
LS Mean (SE)


All Randomized
Week-36 LS Mean
(ITT Population)
Limb Onset Only
Week-36 LS Mean
(ITT, Limb Onset Subset)
FVC (% Predicted)
Change vs. BL
10
0
-10
-20
-30
3.6 (CI -12.4, 19.7)
p = NS
7.1 (CI: -13.3, 27.6)
p = NS
CNM-Au8 30mg ITT
Placebo ITT
CNM-Au8 30mg Limb Onset
Placebo Limb Onset
n = 23
n = 22
n = 16
n = 17

Primary endpoint p-value is based on mixed model repeat measures with treatment, visit, treatment by visit interaction as fixed effects, and baseline value and ENCALS score as covariates. An unstructured covariance model was used.

Clinical Endpoints | Exploratory

ALS Disease Progression[1]
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized
(Kaplan-Meier Estimate, Percent Event Free, ± 95% CI)


Percent Event Free
(Disease Progression)
100
50
0
p = 0.0125
CNM-Au8 30mg, n=23
Placebo, n=22
0
12
24
36
Weeks
(Post-Randomization)

[1] Disease progression defined as death, tracheostomy, or need for non-invasive ventilatory support or gastrostomy tube placement.

ALSFRS-R 6-point Decline Responder
(Proportion free from ≥ 6 point decline)
RESCUE-ALS Exploratory Endpoint
ITT Population, All Randomized


Proportion (%) with < 6 point ALSFRS-R Decline
100
80
60
40
20
0
p = 0.0350
12
24
36
Active, n = 23
Placebo, n = 22
Weeks
(Post-Randomization)
CNM-Au8 30mg
Placebo

P-value is based on a Chi-Square test

ALS Specific Quality of Life-Short Form Total Score
RESCUE-ALS Exploratory Endpoint
Mixed Model Repeat Measure (ITT Population, All Randomized)
LS Mean Difference


ALS Specific Quality of Life-Short Form
Total Score Change (LS Mean)
0.5
0.0
-0.5
-1.0
-1.5
Week-12 LS Mean
Week-24 LS Mean
Week-36 LS Mean
CNM-Au8 30mg
Placebo
0.8 (0.2, 1.8)
p = 0.0177
12
24
36
Weeks
(Post-Randomization)
Active, n = 23 23 22
Placebo, n = 21 20 19

P-value is based on MMRM model with treatment, visit, treatment by visit interaction as fixed effects and baseline value, and ENCALS score as covariates. An unstructured covariance model was used.

Acknowledgements: We thank the ALS study patients and their families for their support and willingness to engage in clinical research. We thank the site investigators for their research excellence and dedication to patients. We thank FightMND of Australia for substantially funding the RESCUE-ALS trial.

CLENE NANOMEDICINE